AGREEMENT

         THIS AGREEMENT is made this 15th day of June, 2001 between Mark Weitsman ("Weitsman"), Brian Helmke ("Helmke"), Method Products Corporation, a Florida corporation, and MPC Integrated Technologies, Inc., a Florida corporation (both of which shall hereinafter be referred to as "MPC").

         By executing this Agreement the parties intend to fully and completely resolve any and all claims and disputes which exist or which may exist as of the date of this Agreement. The parties agree as follows:

1. If and when Mark Antonucci and/or Mike Beaubien may individually register for public resale any type of MPC stock owned by them personally, Weitsman's common stock will be also be registered in such offering or offerings, in an amount equal to the highest amount registered by either Mark Antonucci and/or Mike Beaubien for each such offering or offerings.

2. MPC shall cause Antonucci and Beaubien to release Weitsman from the escrow Agreement entered into by all three parties in connection with the merger between the Arielle Corp and Method Products Corp. MPC represents that it will cause Antonucci and Beaubien to deposit addition shares owned by them in substitution thereof.

3. MPC shall continue to pay Weitsman and Helmkes' health insurance in the form of COBRA payments for the next six months immediately following the execution of this Agreement.

4. Weitsman and Helmke shall retain the right to continue using and/or owning the following items:

         a. Weitsman and Helmke each shall retain the right to use MPC's corporate gasoline credit cards for six months following the execution of this Agreement and each agree not to exceed $180.00 per month in usage.

         b. Weitsman and Helmke shall retain the right to keep their company issued cellular telephones for six months immediately following the execution of this Agreement, each agree not to exceed their basic plan plus $100.00 per month in overage usage and thereafter have the option to change the cellular telephones to their names. Once numbers have been transferred to each, MPC will have no liability for these accounts.

         c. Weitsman and Helmke will together retain joint ownership of the Panasonic copier from the Tampa office.

         d. Weitsman and Helmke will together retain joint ownership of the fax machine from the Tampa office.

         e. Weitsman and Helmke will retain ownership of the network ready HP Printer from the Tampa office.

5. The BellSouth ASR shall be transferred to Interface Technologies, Inc. as promptly as reasonably possible after the execution of this Agreement.

6. Weitsman and Helmke are hereby released from their non-compete agreements with MPC only as to the selling of local and long distance service and shall have full access to the MPC customer base for the marketing and sale of local and long distance services only. Weitsman and Helmke are entitled to use the MPC Integrated Technologies name only as a reference in their telemarketing of MPC customers for their local and long distance service.

7. MPC shall pay Weitsman the sum of $2,500.00 monthly starting on July 15th, 2001 and continuing on the fifteenth of each month thereafter until all of Weitsman's personally guaranteed liabilities are paid in full or otherwise removed or released by the party or parties named in each personal guarantees and shall only be paid if Mark Antonucci and/or Mike Beaubien receive there pay in full or part on a bi-weekly basis from MPC (based at the current amount of $50,000 per annum to be paid bi-weekly as a normal course of business of MPC), and if the $2500.00 payment is not made to Mr. Weitsman payment shall accrue with 8% annual interest rate. The checks shall be made payable to Mark Weitsman, and shall be delivered to Mark Weitsman, 150 Mohigan Circle, Boca Raton, Florida 33487. See Exhibit "E" for a list of Guaranteed liabilities of Mr. Weitsman.

8. MPC shall pay Weitsman the sum of $3,000.00 simultaneously with Weitsman's signed resignation.

9.       MPC shall pay all past due commissions owed to Helmke by June 10, 2001.

10. Concurrent with the execution of this Agreement, Weitsman, by his execution hereof, resigns from his position as a MPC board member, chairman of the board and from all MPC officer and employee positions, effective immediately, agrees that his employment agreement with the Company is also than terminated, effective immediately, with no further compensation or other remuneration of any type or sort whatsoever due him thereunder with no liability of the Company to him whatsoever thereunder, and in further consideration of MPC causing Antonucci and Beaubien to substitute additional MPC shares owned by them for shares owned by Weitsman in connection with the Escrow arrangement described in paragraph 2 above, agrees that any and all MPC stock options granted to him are terminated, effective immediately upon his execution hereof.

11. Concurrent with the execution of this Agreement, Helmke, by his execution hereof, resigns from his employee positions, effective immediately.

12. Concurrent with the execution of this Agreement the parties shall execute the general releases attached hereto as Exhibits "A", "B", "C" and "D".

13. This Agreement may be amended, modified or supplemented only by written agreement of the parties hereto with respect to any of the terms contained herein.

14. This Agreement may be executed in one or more counterparts, each of which is deemed an original and all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

15. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without reference to the choice or conflict of law principles thereof, as to all matters, including but not limited to, matters of validity, construction, effect, performance and remedies.

16. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision hereof.

17. All notices and other communications hereunder shall be given by personal delivery or by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

          (a)     If to Mark Weitsman, to:
                  150 Mohigan Circle
                  Boca Raton, Florida 33487

          (b)     If to Brian Helmke, to:
                  5440 Northwest 5th Avenue
                  Boca Raton, Florida 33487

          (c)     If to Method Products Corporation and/or
                  MPC Integrated Technologies, Inc., to:
                  2101 Northwest 33rd Street
                  Suite 600A
                  Pompano Beach, Florida 33069
                  Attention: Mark Antonucci, CEO

         All such notices and other communications shall be deemed given or delivered when received or when delivery thereof is refused.

18. Neither party may assign any of its or his rights or obligations under this Agreement without the prior written consent of all the other parties hereto. This Agreement shall be binding on and shall inure to the benefit of the parties to this Agreement, and their successors and permitted assigns. Subject to the foregoing sentence, no person or entity not a party to this Agreement shall have any right under or by virtue of this Agreement.

19. No waiver by either party of any default, misrepresentation, or breach of warranty or covenant, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

20. This Agreement, including, without limitation, the Exhibits hereto, contains the entire agreement among the parties with respect to the subject matter hereof and there are no agreements, covenants, understandings, representations or warranties among the parties with respect to the subject matter hereof other than those set forth or referred to herein.

21. All legal, accounting and other costs and expenses incurred in connection with this Agreement and any of the transactions contemplated hereby shall be borne and paid by the party incurring such costs and expenses, and no party shall be obligated for any cost or expense incurred by any other party.

22. In the event that any litigation shall arise based, in whole or in part, upon this Agreement or any or all provisions contained herein, then, in such event, the prevailing party in any such litigation shall be entitled to recover from the non-prevailing party, and shall be awarded by a court of competent jurisdiction, any and all reasonable attorneys fees and costs of trial and appellate counsel, paid, incurred or suffered by such prevailing party as a result of, arising from, or in connection with, any such litigation. Jurisdiction and venue for any action and/or proceeding relating to or arising from this Agreement shall be solely in the Federal and/or State Courts located in Broward County, Florida.

23. All of the parties hereto agree that MPC may file a copy of this Agreement with the U.S. Securities and Exchange Commission.

         IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto as of the day first above written.


 /s/ Mark Weitsman                            Witness:  /s/ Linda Simon
------------------------------------                    ------------------------
Mark Weitsman


Date:   6/15/01                               Date:    6/15/01
      ------------------------------                  --------------------------



/s/ Brian Helmke                              Witness:  /s/ Mark Antonucci
------------------------------------                  --------------------------
BRIAN HELMKE


Date:   6/15/01                               Date:     6/15/01
      ---------------------------                     --------------------------

MPC INTEGRATED TECHNOLOGIES, INC.


By:   /s/ Michael Beaubien                    Witness:    /s/ Brian Helmke
    --------------------------------                      ----------------------

Date:   6/15/01                               Witness:      6/15/01
      ------------------------------                       ---------------------


METHOD PRODUCTS CORPORATION


By:   /s/ Mark Antonucci                      Witness:     /s/ Michael Beaubien
    --------------------------------                      ----------------------

Date:  6/15/01                                Witness:      6/15/01
      ------------------------------                       ---------------------

                                    EXHIBIT A

                                 GENERAL RELEASE

         MARK WEITSMAN, hereinafter the "first party," for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), or other valuable consideration, received from or on behalf of MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation, and METHOD PRODUCTS CORPORATION, a Florida corporation, hereinafter the "second party"

         (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of the corporations, wherever the context so admits or requires.)

         HEREBY remises, releases, acquits, satisfies, and forever discharges the second party of and from all, and all manner of action and actions and cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party had, now has, or which any personal representative, successor, heir or assign of the first party hereafter can, shall or may have against the second party for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release's execution, including, but not limited to, all claims and disputes which exist or which may exist as of the date of this Release.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of June, 2001.

Signed, sealed and delivered in the presence of :

/s/ Mark Weitsman
--------------------------------                 WITNESS: /s/ Mark Antonucci
MARK WEITSMAN                                            -----------------------
                                                         Signature

                                                  Mark Antonucci
STATE OF FLORIDA:                                -------------------------------
COUNTY OF Broward      :                         Print Name
          -------------

         The foregoing instrument was acknowledged before me this 28th day of June, 2001 by BRIAN HELMKE who is personally known to me or has produced ___________________ as identification and did or did not take an oath.

                                               /s/ Linda Simon
                                               -------------------------------
                                               SIGNATURE OF NOTARY PUBLIC
                                               STATE OF FLORIDA

                                                Linda Simon
                                               --------------------------------
                                               PRINT NAME OF NOTARY PUBLIC
This Instrument Prepared By:
Richard M. Bales, Jr.
Bales & Sommers, P.A.
601 Brickell Key Drive, Suite 702
Miami, Florida 33131

                                    EXHIBIT B

                                 GENERAL RELEASE

         MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation, and METHOD PRODUCTS CORPORATION, a Florida corporation, hereinafter the "first party," for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), or other valuable consideration, received from or on behalf of MARK WEITSMAN, hereinafter the "second party"

         (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of the corporations, wherever the context so admits or requires.)

         HEREBY remise, release, acquit, satisfy, and forever discharge the second party of and from all, and all manner of action and actions and cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party had, now has, or which any successor or assign of the first party hereafter can, shall or may have against the second party for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release's execution, including, but not limited to, all claims and disputes which exist or which may exist as of the date of this Release.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of June, 2001.

MPC INTEGRATED TECHNOLOGIES, INC.

By:  Mark Antonucci                                WITNESS:
   ---------------------------------
         Signature

 Mark Antonucci, CEO                                /s/ Mark I. Weitsman
----------------------                             -----------------------------
    Print Name                                     Signature

                                                    Mark I. Weitsman
                                                   -----------------------------
STATE OF FLORIDA:                                  Print Name
COUNTY OF Broward       :
         ---------------

         The foregoing instrument was acknowledged before me this 28th day of June, 2001 by Mark Antonucci, of MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation who is personally known to me or has produced ___________________ as identification and did or did not take an oath.

                                                    /s/ Linda Simon
This Instrument Prepared By:                       -----------------------------
Richard M. Bales, Jr.                              SIGNATURE OF NOTARY PUBLIC
Bales & Sommers, P.A.
601 Brickell Key Drive, Suite 702                  Linda Simon
Miami, Florida 33131                               ----------------------------
                                                   PRINT NAME OF NOTARY PUBLIC

METHOD PRODUCTS CORPORATION


By:  /s/ Michael Beaubien                          WITNESS:
    -------------------------
         Signature                                 /s/ Brian Helmke
                                                   -----------------------------
 Michael Beaubien
-----------------------------                      Signature
         Print Name
                                                    Brian Helmke
                                                   -----------------------------
STATE OF FLORIDA:                                  Print Name
COUNTY OF Broward:

         The foregoing instrument was acknowledged before me this 28th day of June , 2001 by Michael Beaubien , of METHOD PRODUCTS CORPORATION, a Florida corporation who is personally known to me or has produced ___________________ as identification and did or did not take an oath.

                                                 /s/ Linda Simon
                                                --------------------------------
                                                SIGNATURE OF NOTARY PUBLIC

                                                  Linda Simon
                                                --------------------------------
                                                PRINT NAME OF NOTARY PUBLIC

                                    EXHIBIT C

                                 GENERAL RELEASE

         BRIAN HELMKE, hereinafter the "first party," for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), or other valuable consideration, received from or on behalf of MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation, and METHOD PRODUCTS CORPORATION, a Florida corporation, hereinafter the "second party"

         (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of the corporations, wherever the context so admits or requires.)

         HEREBY remises, releases, acquits, satisfies, and forever discharges the second party of and from all, and all manner of action and actions and cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party had, now has, or which any personal representative, successor, heir or assign of the first party hereafter can, shall or may have against the second party for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release's execution, including, but not limited to, all claims and disputes which exist or which may exist as of the date of this Release.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of June, 2001.

Signed, sealed and delivered in the presence of :

/s/ Brian Helmke
--------------------------------                 WITNESS: /s/ Mark Antonucci
BRIAN HELMKE                                             -----------------------
                                                         Signature

                                                  Mark Antonucci
STATE OF FLORIDA:                                -------------------------------
COUNTY OF  Broward   :                            Print Name
          -------------

         The foregoing instrument was acknowledged before me this 28th day of June, 2001 by BRIAN HELMKE who is personally known to me or has produced ___________________ as identification and did or did not take an oath.


                                                /s/ Linda Simon
                                               -------------------------------
                                               SIGNATURE OF NOTARY PUBLIC
                                               STATE OF FLORIDA

                                                Linda Simon
                                               --------------------------------
                                               PRINT NAME OF NOTARY PUBLIC
This Instrument Prepared By:
Richard M. Bales, Jr.
Bales & Sommers, P.A.
601 Brickell Key Drive, Suite 702
Miami, Florida 33131

                                    EXHIBIT D

                                 GENERAL RELEASE

         MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation, and METHOD PRODUCTS CORPORATION, a Florida corporation, hereinafter the "first party," for and in consideration of the sum of Ten and 00/100 Dollars ($10.00), or other valuable consideration, received from or on behalf of BRIAN HELMKE, hereinafter the "second party"

         (Wherever used herein the terms "first party" and "second party" shall include singular and plural, heirs, legal representatives, and assigns of individuals, and the successors and assigns of the corporations, wherever the context so admits or requires.)

         HEREBY remise, release, acquit, satisfy, and forever discharge the second party of and from all, and all manner of action and actions and cause and causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, in law or in equity, which the first party had, now has, or which any successor or assign of the first party hereafter can, shall or may have against the second party for, upon or by reason of any matter, cause or thing whatsoever, from the beginning of the world to the date of this General Release's execution, including, but not limited to, all claims and disputes which exist or which may exist as of the date of this Release.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of June, 2001.

Signed, sealed and delivered in the presence of :

MPC INTEGRATED TECHNOLOGIES, INC.

By:  /s/ Mark Antonucci                            WITNESS:
   ---------------------------------
         Signature

 Mark Antonucci, CEO                                /s/ Mark Weitsman
----------------------                             -----------------------------
    Print Name                                     Signature

                                                    Mark Weitsman
                                                   -----------------------------
STATE OF FLORIDA:                                  Print Name
COUNTY OF Broward    :
         ---------------

         The foregoing instrument was acknowledged before me this 28th day of June, 2001 by Mark Antonucci of MPC INTEGRATED TECHNOLOGIES, INC., a Florida corporation who is personally known to me or has produced ___________________ as identification and did or did not take an oath.

                                                    /s/ Linda Simon
This Instrument Prepared By:                       -----------------------------
Richard M. Bales, Jr.                              SIGNATURE OF NOTARY PUBLIC
Bales & Sommers, P.A.
601 Brickell Key Drive, Suite 702                  Linda Simon
Miami, Florida 33131                               -----------------------------
                                                   PRINT NAME OF NOTARY PUBLIC

METHOD PRODUCTS CORPORATION


By:  /s/ Michael Beaubien                          WITNESS:
    -------------------------
         Signature                                  /s/ Brian Helmke
                                                   -----------------------------
Michael Beaubien                                   Signature
-----------------------------
    Print Name
                                                    Brian Helmke
                                                   -----------------------------
STATE OF FLORIDA:                                  Print Name
COUNTY OF _____________:

         The foregoing instrument was acknowledged before me this 28th day of June, 2001 by Michael Beaubien of METHOD PRODUCTS CORPORATION, a Florida corporation who is personally known to me or has produced ___________________ as identification and did or did not take an oath.

                                                 /s/ Linda Simon
                                                --------------------------------
                                                SIGNATURE OF NOTARY PUBLIC

                                                 Linda Simon
                                                --------------------------------
                                                PRINT NAME OF NOTARY PUBLIC

                                   EXHIBIT E



                        Personally Guaranteed Liabilities


1)       GE Capital
2)       Old Kent Leasing (equipment lease)
3)       Coastal Leasing (equipment lease)
4)       1997 Chevy Astro Van
5)       2000 Ford E-250 Van
6)       2000 Ford E-250 Van
7)       2000 Ford Explorer
8)       1998 Chevy Astro Van
9)       2000 Audi car
10)      1999 Mitsubishi car
11)      740i BMW